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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 26, 2003

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                                MICROVISION, INC.
             (Exact name of registrant as specified in its charter)


         Washington                    0-21221                   91-1600822
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


                            19910 North Creek Parkway
                            Bothell, Washington 98011
               (Address of Principal Executive Office) (Zip Code)


       Registrant's telephone number, including area code: (425) 415-6847

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Item 5. Other Events and Required FD Disclosure.

     On August 26, 2003, Microvision, Inc. issued a press release announcing the sale of Series B Preferred Stock by Lumera Corporation with proceeds to Lumera of approximately $1.89 million. Microvision purchased 433,775 shares of the Series B Preferred Stock for an aggregate purchase price of $867,550. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     c) Exhibits.

        99.1 Microvision, Inc. Press Release Announcing Sale of Series B Preferred Stock by Lumera Corporation.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         MICROVISION, INC.


                                                By:__/s/_Richard_F._Rutkowski___

                                                         Richard F. Rutkowski
                                                         Chief Executive Officer

Date:  August 26, 2003